PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            ------------------------

Filed  by  the  Registrant                            [X]

Filed  by  a  Party  other  than  the  Registrant     [ ]

Check  the  appropriate  box:

[X]     Preliminary  Proxy  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive  Proxy  Statement
[ ]     Definitive  Additional  Materials
[ ]     Soliciting  Material  Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                               docsales.com, inc.
                (Name of Registrant as Specified in Its Charter)

                            ------------------------

     (Name  of  Person(s)  Filing Proxy Statement, if Other Than the Registrant.

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]     No  fee  required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)     Title  of  each  class  of securities to which transaction applies:
                            ------------------------
     (2)     Aggregate  number  of  securities  to  which  transaction  applies:
                            ------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                            ------------------------
     4     Proposed  maximum  aggregate  value  of  transaction:
                            ------------------------
     5     Total  fee  paid:
                            ------------------------

[ ]     Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)     Amount  Previously  Paid:

                            ------------------------
     (2)     Form,  Schedule  or  Registration  Statement  No.:

                            ------------------------
     (3)     Filing  Party:

                            ------------------------
     (4)     Date  Filed:

                            ------------------------

                               DOCSALES.COM, INC.
                              3000 W. Warner Avenue
                           Santa Ana, California 92704

                               September 29, 1999


Dear  Shareholder:

     On behalf of the Board of Directors, I cordially invite you to attend a Special Meeting of Shareholders of docsales.com, inc. (the "Company"), to be held at 11:00 a.m. local time on October 19, 1999, at the Company's offices at 3000 W. Warner Avenue, Santa Ana, California, 92704.

     At the Special Meeting you are being asked to consider and vote upon a change in the Company's corporate name to DOCPLANET.COM, INC. Recently, on July 7, 1999, the shareholders of the Company met at the Annual Meeting of the shareholders and voted to change the Company's name to docsales.com, inc. The Board feels that this change in our Company's name has had a positive effect on the Company and demonstrates our dedication to an internet strategy that will put our Company in touch with many more customers. The Board now has determined that a more appropriate name for the Company for the long term is DocPlanet.com, Inc. We feel that DocPlanet.com, Inc. more accurately reflects the fundamental intention of the Company: to provide the best pharmaceutical and medical office products and services to as many healthcare facilities as possible by utilizing the Internet as our resource for national sales.

     You are urged to vote your proxy even if you currently plan to attend the Special Meeting. Please remember to sign and date the proxy card; otherwise, it is invalid. Returning your proxy will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. Please return your proxy as soon as possible.

                                   Sincerely,


                                   /s/ Charles R. Drummond
                                   ---------------------------------------
                                   Charles  R.  Drummond
                                   Chairman  of  the  Board  of  Directors

                               DOCSALES.COM, INC.
                              3000 W. WARNER AVENUE
                          SANTA ANA, CALIFORNIA  92704

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To be held October 19, 1999


To  the  Shareholders  of  docsales.com,  inc.:


NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders (the "Meeting") of docsales.com, inc. (the "Company") will be held at the Company's offices at 3000 W. Warner Avenue, Santa Ana, California 92704, on Tuesday,
October  19,  1999  at  11:00  a.m.  local  time,  for  the  following purposes:

(1) To consider a proposal to amend the Company's articles of incorporation to change the Company name from docsales.com, inc. to DocPlanet.com, Inc.

(2) To consider such other matters as may properly come before the Meeting and at any and all postponements, continuations or adjournments thereof.

All record holders of shares of the Company's no par value common stock at the close of business on September 22, 1999, are entitled to notice of and to vote at the Meeting or any postponements, continuations or adjournments thereof.

You are cordially invited and urged to attend the Meeting. All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the envelope provided for that purpose. By returning your Proxy promptly you can help the Company avoid the expense of follow-up mailings to ensure a quorum so that the Meeting can be held. Shareholders who attend the Meeting may revoke a prior Proxy and vote their Proxy in person as set forth in the Proxy Statement.

THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS.

                                   By  Order  of  the  Board  of  Directors


                                   /s/ Charles R. Drummond
                                   ---------------------------------------
                                   Charles  R.  Drummond
                                   Chairman  of  the  Board  of  Directors

Santa  Ana,  California
Dated:  September  29,  1999
                               docsales.com, inc.
                              3000 W. WARNER AVENUE
                           SANTA ANA, CALIFORNIA 92704

                            ------------------------

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD OCTOBER 19, 1999

                            ------------------------

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of docsales.com, inc. (the "Company"), of proxies to be voted at a Special Meeting of the shareholders ("Shareholders") of the Company to be held at the Company's offices at 3000 W. Warner Avenue, Santa Ana, California 92704, on Tuesday October 19, 1999, at 11:00 a.m. local time and all postponements, continuations or adjournments thereof (collectively, the "Meeting"). This Proxy Statement, the accompanying form of proxy (the "Proxy") and the Notice of Special Meeting of Shareholders will be first mailed or given to the Company's Shareholders on or about September 29, 1999.

     All shares of the Company's no par value common stock (the "Shares") represented by properly executed Proxies received in time for the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein, unless such Proxies have previously been revoked. Unless instructions to the contrary are marked, or if no instructions are specified, Shares represented by the Proxies will be voted for the proposals set forth on the Proxy, and in the discretion of the persons named as proxies, on such other matters as may properly come before the Meeting. Any Proxy may be revoked at any time prior to the exercise thereof by submitting another Proxy bearing a later date, by giving written notice of revocation to the Company at the Company's address indicated above or by voting in person at the Meeting. Any notice of revocation sent to the Company must include the Shareholder's name and must be received prior to the Meeting to be effective.

                                VOTING SECURITIES

     Only recordholders of Shares at the close of business on September 22, 1999 (the "Record Date"), will be entitled to receive notice of and to vote at the Meeting. On the Record Date, there were ___________ Shares outstanding, each of which will be entitled to one vote on each matter properly submitted for vote to the Shareholders at the Meeting. The presence, in person or by Proxy, of holders of a majority of the outstanding Shares entitled to vote at the Meeting constitutes a quorum for the transaction of business at the Meeting.

     Abstentions and broker non-votes are each included in the determination of the number of Shares present and voting. Each is tabulated separately. Abstentions are counted in the tabulations of the votes cast on the proposals presented to Shareholders whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. An automated system administered by the Company's transfer agent tabulates the votes cast by Proxy. Votes cast by proxy or in person at the Meeting will be counted by the persons appointed by the Company to act as election inspectors for the Meeting.

                                 PROPOSAL NO. 1

                    APPROVAL OF AN AMENDMENT TO THE COMPANY'S
             ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME
                             TO DOCPLANET.COM, INC.

     At the Company's recent annual meeting of the Shareholders held on July 7, 1999, the Shareholders approved an amendment to the Company's articles of incorporation ("Articles") changing its name to docsales.com, inc., to reflect the expanded presence of the Company on the internet. While the Board believes that the name has had a positive effect on how the Company is being received by the investing public, the Board believes that in the long term the Company will be better served doing business under the name "DocPlanet.com, Inc."

     The name DocPlanet.com, Inc. continues to demonstrate to the investing public that the Company is committed to its current internet strategy to provide the most efficient services to the greatest number of customers. The Board feels that it is in the best interest of the Company amend its Articles to change the name of the Company to DocPlanet.com, Inc.

                                  REQUIRED VOTE

     The affirmative vote of holders of a majority of the Shares entitled to vote at the Meeting is required to approve the proposed amendment to the Articles to effect the Company name change.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO DOCPLANET.COM, INC.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of outstanding shares of common stock as of August 31, 1999, by (i) each person who is known by the Company to own beneficially more than five percent of the outstanding shares of the Company's common stock, (ii) the Company's directors, Chief Executive Officer and executive officers whose total compensation exceeded $100,000 for the last fiscal year; and (iii) all directors and executive officers of the Company as a group.

                                                        SHARES
NAME                                              BENEFICIALLY OWNED(1)  PERCENT OF CLASS
------------------------------------------------  ---------------------  -----------------
Timothy E. Drummond                                            473,379              11.21%
623 Kihekah
Pawhuska, Oklahoma 74056

Charles R. Drummond                                            877,699              20.79%
3000 West Warner Avenue
 Santa Ana, CA 92704

John H. Grant                                                   72,376               1.71%
3000 West Warner Avenue
Santa Ana, CA 92704

Ladd A. Drummond                                               476,037              11.28%
623 Kihekah
Pawhuska, Oklahoma 74056

Arch G. Gothard, III                                          57,100(2)              1.35%
Box 5950
Breckenridge, CO 80424

All executive officers and directors as a group
(five persons)                                               1,956,591              46.34%

---------------

(1)     Shares are considered beneficially owned, for purposes of this table, only if held by  the person indicated, or if such person, directly or indirectly, through any contract, arrangement,  understanding, relationship or otherwise has or shares the power to vote, to direct  the voting of and/or to dispose of or to direct the disposition of, such security, or  if  the  person  has  the right to acquire beneficial ownership within 60 days, unless otherwise  indicated.

(2)     Includes  6,250  shares held by the estate of Arch G. Gothard of which Mr. Gothard is the executor, 187.5 shares held by Mr. Gothard's minor children and 1,562.5 shares held by  Mr.  Gothard's  wife.


                             SOLICITATION OF PROXIES

     This solicitation is being made by mail on behalf of the Board, but may also be made without remuneration by officers or employees of the Company by telephone, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing of the enclosed form of Proxy, Notice of Special Meeting and Proxy Statement and any additional material relating to the meeting which may be furnished to Shareholders by the Board subsequent to the furnishing of this Proxy Statement has been or will be borne by the Company. The Company will reimburse banks and brokers who hold Shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the Proxy materials to those persons for whom they hold such Shares. To obtain the necessary representation of Shareholders at the Meeting, supplementary solicitations may be made by mail, telephone or interview by officers of the Company or selected securities dealers. It is anticipated that the cost of such supplementary solicitations, if any, will not be material.

                                  ANNUAL REPORT

     The Annual Report of the Company for the 1998 fiscal year was mailed to Shareholders in conjunction with the Company's Annual Meeting of Shareholders held on July 7, 1999. THE COMPANY WILL, UPON WRITTEN REQUEST AND WITHOUT CHARGE, PROVIDE TO ANY PERSON SOLICITED HEREUNDER A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED AUGUST 31, 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. Requests should be addressed to the Corporate Secretary, 3000 W. Warner Avenue, Santa Ana, California 92704.

                                  OTHER MATTERS

     The Company is not aware of any business to be presented for consideration at the Meeting other than the matters described above. If any other matters are properly presented at the Meeting, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY BY MAIL. NO ENVELOPE OR POSTAGE IS NECESSARY. BY RETURNING YOUR PROXY PROMPTLY YOU CAN HELP THE COMPANY AVOID THE EXPENSE OF FOLLOW-UP MAILINGS AND ENSURE A QUORUM SO THAT THE MEETING CAN BE HELD. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE A PRIOR PROXY AND VOTE THEIR PROXY IN PERSON AS SET FORTH IN THIS PROXY STATEMENT.

                                   By  Order  of  the  Board  of  Directors


                                   /s/ Charles R. Drummond
                                   ---------------------------------------
                                   Charles  R.  Drummond
                                   Chairman  of  the  Board  of  Directors


Santa  Ana,  California
September  29,  1999

                                      PROXY

                               DOCSALES.COM, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               DOCSALES.COM, INC.

     The undersigned hereby appoints Charles R. Drummond and John H. Grant, or either of them as proxy for the undersigned, with full power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all shares of the no par value common stock of docsales.com, inc. (the "Company"), which the undersigned is entitled to vote at the Special Meeting of the Shareholders of the Company to be held on October 19, 1999 (the "Meeting"), or at any and all postponements, continuations or adjournments thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this proxy will be voted FOR the proposal.

     The  Board  of  Directors  recommends  a  vote  FOR  the  following  item.

Proposal to consider and vote upon an amendment to the Company's Articles of Incorporation to effect a change in the Company's name to DocPlanet.com, Inc.

     FOR   |_|     AGAINST   |_|     ABSTAIN  |_|




                |_|  Mark here for address change and note below.



            PLEASE READ INSTRUCTIONS ON THE REVERSE SIDE AND EXECUTE

IMPORTANT: Before returning the Proxy, please sign your name or names on the line(s) below exactly as shown hereon. Executors, administrators, trustees, guardians or corporate officers should indicate their full titles when signing. When shares are registered in the name of joint tenants or trustees, each joint tenant or trustee should sign.


                                              Dated___________________,  1999


                                              __________________________________
                                              Authorized  Signature
                                              __________________________________
                                              Title


                                              __________________________________
                                              Authorized  Signature
                                              __________________________________
                                              Title


Please mark boxes /X/ in ink. Sign, date and return this Proxy Card promptly using the enclosed envelope.

Change  of  Address:

______________________________

______________________________

______________________________